UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2019

Federal Home Loan Bank of Pittsburgh

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 412-288-3400

Not Applicable

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

On September 27, 2019, the Federal Housing Finance Agency (“FHFA”), the primary regulator of the Federal Home Loan Banks (“FHLBanks”), including the Federal Home Loan Bank of Pittsburgh (the “Bank”), issued a Supervisory Letter to the FHLBanks providing, among other things that, by March 31, 2020, the FHLBanks should cease entering into certain instruments referencing the London Interbank Offered Rate, or LIBOR, that mature after December 31, 2021.

A copy of the Bank’s notice to its members regarding the FHFA’s letter to the FHLBanks, as well as a copy of the FHFA’s letter, are included herein as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The Bank is evaluating the potential impact, if any, of the Supervisory Letter on its financial condition and results of operations.

Cautionary Statement Regarding Forward-Looking Statements

The attached notice to members and the information provided pursuant to Items 8.01 and 9.01 contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements describing the objectives, projections, estimates or future predictions of the Bank’s operations. These statements may be identified by the use of forward-looking terminology such as “will,” “expects,” “may” or other variations on these terms. The Bank cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results may differ materially from those expressed or implied in any forward-looking statements as a result of such risks and uncertainties, including but not limited to: political events, including legislative, regulatory, judicial or other developments that affect the Bank, its members, counterparties or investors; regulatory actions and determinations; changes in economic and market conditions, including, but not limited to, the discontinuance of the London Interbank Offered Rate (LIBOR) and the related effect on the Bank’s LIBOR-based financial products, investments and contracts; changes in the U.S. government’s long-term debt rating and the long-term debt rating of the Bank and/or other FHLBanks; changes in demand for the Bank’s advances or consolidated obligations of the FHLBanks; and adverse developments or events affecting or involving the Bank or the Bank’s business, other FHLBanks, housing GSEs or the Federal Home Loan Bank System in general. Additional risks that might cause the Bank’s results to differ from these forward-looking statements are provided in detail in the Bank’s filings with the SEC, which are available at http://www.sec.gov. Forward-looking statements speak only as of the date made and the Bank has no obligation, and does not undertake publicly, to update, revise or correct any forward-looking statement for any reason.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibits 99.1 and 99.2 are filed herewith.

Exhibit No.	Description

99.1	Letter from the Bank to its members, dated September 27, 2019.

99.2	Supervisory Letter from the FHFA to the FHLBanks, dated as of September 27, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

September 27, 2019	By:	/s/ Edward V. Weller
Name: Edward V. Weller
Title: Chief Accounting Officer